                                                                 EXHIBIT (c)(6)




                           MORTON'S RESTAURANT GROUP

        PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                OCTOBER 29, 2001







                                  GREENHILL

TABLE OF CONTENTS

Section I           Preliminary Indications of Interest

Section II          Recent Financial Performance

Section III         Valuation Analysis

Section IV          Next Steps

Appendix

--------------------------------------------------------------------------------
                SECTION I:  PRELIMINARY INDICATIONS OF INTEREST
--------------------------------------------------------------------------------

PRELIMINARY INDICATIONS OF INTEREST

     -    BRUCKMAN ROSSER SHERRILL & CO.

            -    No preliminary indication of interest provided to Greenhill

     -    CASTLE HARLAN, INC.

            - Indicated a range of interest between $15.00 to $18.00 per share, payable in cash

            -    Closing would be contingent upon successful debt financing

            - Has substantial knowledge of Morton's and the restaurant industry

            - Further due diligence risk would be mitigated by its knowledge of Morton's

     -   INVESTCORP S.A.

            - Indicated a range of interest between $11.00 to $13.00 per share, payable in cash

            - Lower valuation raises questions regarding its ability to proceed in the process

            - Orally indicated 50% equity financing, which mitigates\ financing risk to a degree

            - Has performed the most due diligence and has been very specific with past and future information requests

     -    TRIARC COMPANIES, INC.

            -    Indicated an interest of $17.00 per share, payable in cash

            -    Strategic player with the most significant potential synergies

            -    Has knowledge of the restaurant industry

            - Least transaction risk from financing perspective due to cash and marketable securities on its balance sheet

--------------------------------------------------------------------------------
                    SECTION II: RECENT FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------

MORTON'S RECENT PERFORMANCE

    - The Company's third quarter was impacted by the WTC terrorist attacks and related tragedies of September 11, 2001, the continuing impact of the troubled economy, unfavorable business conditions, corporate spending cutbacks, and reduced business travel. The Company announced a net loss of $1.8 million for the third quarter.



                   ($US in Millions)

                    Year-to-Date Performance (1)(2)                    % Variance
                  ------------------------------------           ----------------------
                  Current        Plan        Last Year           Budget       Last Year
                  -------        ----        ---------           ------       ---------
Revenues           $175.6       $205.3         $178.5             -14.5%          -1.6%
EBITDA               14.8         23.9           21.7             -38.2%         -31.7%
EBIT                  5.3         14.7           13.2             -63.9%         -59.6%
                  ------------------------------------
Net Income         ($0.4)         $6.1           $6.1            -106.1%        -106.2%
                  ====================================
E.P.S.            ($0.09)        $1.33          $1.25            -106.8%        -107.2%

         (1) Based upon year-to-date through September 30, 2001.
         (2) Current 2001 figures exclude $525,000 in strategic and proxy costs.


    - The Morton's of Chicago steakhouse in the Wall Street area was damaged in the September 11th attack and has been closed indefinitely. The full extent of the damage to the building and the restaurant cannot be determined at this time. Insurance proceeds should provide coverage for two years of earnings.

    - Morton's of Chicago comparable restaurant revenues declined 16.0% and 9.3% for the 2001 third quarter year-over-year and year-to-date, respectively. September was down approximately 26.0% and October month-to-date (for the three weeks ended Oct. 21) was down 16.4%.

    - Weekly comparable restaurant revenues for October indicate that the downward trend has stabilized.

    - In comparison, its comparable restaurant revenues increased 12.3% and 11.5% for the 2000 third quarter year-over-year and year-to-date, respectively.

                              [Graphic Omitted]

[The following table was depicted as a line graph of quarterly comparable restaurant revenues for Morton's in the printed materials.]

                                       1999                          2000
                             01     02     03     04        01     02     03      04        01       02       03
Same Store Sales Growth     1.7%   0.7%   7.6%   6.1%     12.3%   9.9%   12.3%   4.5%     (3.3%)   (9.6%)   (16.0%)

MORTON'S PRICE AND VOLUME GRAPH (1/4/01 - 10/26/01)

                             [Graphic Omitted]

[The following table was depicted as a line graph for the prices and a bar chart for volume in the printed materials.

     The following dates and facts were noted on the graph:

     o 5/1/01  - BFMA announced its $28.25 all-cash offer;
     o 6/13/01 - The Company announced that it expects a loss for 2Q 2001; and
     o 9/17/01 - Trading resumes after 9/11 attacks.]



            ----------------------------------------------
            DATE           VOLUME            LAST TRADE
            ----------------------------------------------
             1/4/01                  200         $21.13
             1/5/01                  200         $21.13
             1/8/01                  300         $21.13
             1/9/01                4,500         $21.38
            1/10/01                2,700         $21.75
            1/11/01                1,000         $22.00
            1/12/01                3,900         $21.75
            1/16/01                7,400         $22.25
            1/17/01                2,900         $21.75
            1/18/01                9,200         $21.00
            1/19/01               29,400         $21.00
            1/22/01                  400         $21.00
            1/23/01                2,100         $21.38
            1/24/01                  600         $21.63
            1/25/01               65,700         $21.00
            1/26/01              194,800         $21.44
            1/29/01                6,300         $21.74
            1/30/01               43,600         $22.75
            1/31/01                5,400         $22.55
             2/1/01               51,700         $23.20
             2/2/01               77,200         $23.70
             2/5/01               52,600         $23.70
             2/6/01               19,200         $23.60
             2/7/01               29,400         $23.92
             2/8/01                4,700         $23.80
             2/9/01                9,800         $23.90
            2/12/01                7,900         $23.95
            2/13/01                4,300         $23.80
            2/14/01                5,100         $23.70
            2/15/01                3,500         $23.50
            2/16/01                5,500         $23.40
            2/20/01                8,100         $23.25
            2/21/01                8,600         $22.50
            2/22/01                1,800         $22.25
            2/23/01                2,200         $22.00
            2/26/01                8,900         $22.05
            2/27/01               82,700         $23.51
            2/28/01                2,100         $23.46
             3/1/01                6,400         $23.40
             3/2/01                5,400         $23.55
             3/5/01                4,400         $23.50
             3/6/01                  700         $23.50
             3/7/01                5,300         $23.80
             3/8/01                  400         $23.75
             3/9/01                6,600         $23.30
            3/12/01                8,300         $22.94
            3/13/01               14,500         $22.50
            3/14/01                3,500         $22.00
            3/15/01                2,500         $22.10
            3/16/01                  100         $22.10
            3/19/01                2,900         $22.10
            3/20/01                3,700         $21.80
            3/21/01                2,400         $21.58
            3/22/01               11,900         $20.75
            3/23/01               24,300         $20.90
            3/26/01                1,000         $20.80
            3/27/01               32,400         $20.72
            3/28/01               48,100         $20.05
            3/29/01               55,800         $20.07
            3/30/01               36,000         $19.70
             4/2/01              294,000         $20.00
             4/3/01                9,300         $20.60
             4/4/01                1,100         $20.55
             4/5/01                2,200         $20.70
             4/6/01               16,800         $20.90
             4/9/01                6,800         $20.81
            4/10/01               24,500         $20.99
            4/11/01               12,500         $21.20
            4/12/01                8,000         $21.35
            4/16/01                3,500         $21.05
            4/17/01               14,000         $21.25
            4/18/01               13,400         $21.26
            4/19/01                7,700         $21.32
            4/20/01                1,300         $21.40
            4/23/01               26,400         $21.26
            4/24/01                9,000         $21.26
            4/25/01                2,000         $21.50
            4/26/01               19,000         $22.20
            4/27/01               13,500         $23.05
            4/30/01               26,600         $23.91
             5/1/01               45,200         $27.30
             5/2/01               64,800         $27.62
             5/3/01              109,800         $27.40
             5/4/01               42,800         $27.00
             5/7/01               25,400         $25.80
             5/8/01              108,200         $25.75
             5/9/01               55,300         $26.50
            5/10/01               88,100         $26.10
            5/11/01               48,700         $25.25
            5/14/01               36,400         $25.25
            5/15/01               15,400         $24.15
            5/16/01               11,600         $24.60
            5/17/01                5,000         $24.75
            5/18/01               12,800         $25.10
            5/21/01               80,500         $26.50
            5/22/01                6,100         $26.21
            5/23/01               20,500         $26.14
            5/24/01               40,200         $26.05
            5/25/01               17,200         $26.15
            5/29/01               88,500         $26.30
            5/30/01                3,100         $26.10
            5/31/01               41,400         $25.78
             6/1/01               61,300         $25.68
             6/4/01               29,600         $25.60
             6/5/01                9,100         $25.68
             6/6/01               18,200         $25.50
             6/7/01                2,800         $25.51
             6/8/01               16,600         $25.65
            6/11/01                2,100         $25.58
            6/12/01                1,200         $25.50
            6/13/01              129,700         $22.74
            6/14/01              101,000         $20.65
            6/15/01               19,200         $21.36
            6/18/01               32,100         $21.00
            6/19/01               42,000         $20.20
            6/20/01               50,300         $19.15
            6/21/01              154,300         $19.20
            6/22/01                2,600         $19.40
            6/25/01               23,900         $19.60
            6/26/01               18,900         $19.40
            6/27/01               19,500         $19.50
            6/28/01               19,800         $19.60
            6/29/01               10,500         $19.74
             7/2/01               16,200         $19.70
             7/3/01                5,300         $19.70
             7/5/01                1,900         $19.72
             7/6/01                  500         $19.85
             7/9/01               36,200         $20.00
            7/10/01                3,400         $19.89
            7/11/01               15,700         $19.70
            7/12/01                3,100         $19.73
            7/13/01                4,800         $19.78
            7/16/01               23,800         $19.50
            7/17/01                  700         $19.60
            7/18/01                6,500         $19.00
            7/19/01               51,600         $16.60
            7/20/01               10,900         $16.90
            7/23/01                3,500         $17.26
            7/24/01                3,600         $17.54
            7/25/01                8,000         $18.00
            7/26/01               26,900         $18.20
            7/27/01                1,900         $18.20
            7/30/01               39,100         $17.95
            7/31/01               16,000         $17.44
             8/1/01                6,500         $16.85
             8/2/01                  700         $16.82
             8/3/01                2,100         $16.80
             8/6/01               48,000         $15.60
             8/7/01               15,900         $15.19
             8/8/01               15,200         $14.94
             8/9/01               26,100         $14.64
            8/10/01               18,700         $14.65
            8/13/01               30,500         $14.42
            8/14/01               50,300         $15.55
            8/15/01               14,800         $16.00
            8/16/01                  300         $16.00
            8/17/01               30,800         $16.10
            8/20/01                1,200         $16.17
            8/21/01                1,100         $16.26
            8/22/01               35,200         $15.90
            8/24/01               17,900         $16.20
            8/27/01                2,700         $16.08
            8/28/01               13,000         $15.98
            8/29/01                6,700         $15.99
            8/30/01               20,000         $15.75
            8/31/01                  300         $15.75
             9/4/01                8,400         $15.25
             9/5/01               11,200         $14.50
             9/6/01               83,800         $13.67
             9/7/01                4,200         $13.25
            9/10/01               10,500         $12.44
            9/17/01               24,900         $12.40
            9/18/01                4,000         $12.10
            9/19/01               29,900         $10.81
            9/20/01                7,300         $10.00
            9/21/01               38,100          $9.00
            9/24/01               37,200          $8.50
            9/25/01               42,900          $8.00
            9/26/01               78,400          $8.00
            9/27/01               16,100          $7.68
            9/28/01               67,000          $8.74
            10/1/01               40,300          $8.61
            10/2/01               25,300          $9.90
            10/3/01               18,900         $10.18
            10/4/01               23,200          $9.11
            10/5/01               15,300          $9.20
            10/8/01                2,500          $9.20
            10/9/01               27,500          $8.98
           10/10/01               16,500          $9.23
           10/11/01               17,100          $9.00
           10/12/01                8,200          $9.00
           10/15/01               15,500          $9.05
           10/16/01               14,000          $9.09
           10/17/01                8,100          $9.20
           10/18/01                3,000          $9.19
           10/19/01                6,700          $9.15
           10/22/01                3,000          $9.15
           10/23/01                1,900          $9.34
           10/24/01               19,800          $9.90
           10/25/01               19,300         $10.24
           10/26/01               26,200         $10.39

INDEXED STOCK PRICE GRAPH (1/4/01 -10/26/01)

                           [Graphic Omitted]

[The following table was depicted as a line graph in the printed materials.]



                --------------------------------------------------------------------------------------
                                 MORTON'S RESTAURANT       CASUAL DINING            STEAKHOUSE
                DATE                    GROUP                 INDEX(1)               INDEX(2)
                --------------------------------------------------------------------------------------
                        1/4/01                  100.00                 100.00                  100.00
                        1/5/01                  100.00                  99.47                   97.09
                        1/8/01                  100.00                 100.00                   98.32
                        1/9/01                  101.18                  97.87                   90.81
                       1/10/01                  102.96                  97.87                   91.73
                       1/11/01                  104.14                  99.47                   91.88
                       1/12/01                  102.96                  98.94                   93.42
                       1/16/01                  105.33                  98.94                   93.42
                       1/17/01                  102.96                 101.06                  100.92
                       1/18/01                   99.41                 102.66                   97.55
                       1/19/01                   99.41                 103.19                   96.48
                       1/22/01                   99.41                 104.79                   94.33
                       1/23/01                  101.18                 105.85                   93.57
                       1/24/01                  102.37                 108.51                   98.77
                       1/25/01                   99.41                 108.51                  100.61
                       1/26/01                  101.48                 108.51                  100.31
                       1/29/01                  102.91                 107.98                  102.91
                       1/30/01                  107.69                 108.51                  102.30
                       1/31/01                  106.75                 108.51                  101.38
                        2/1/01                  109.82                 107.98                  101.53
                        2/2/01                  112.19                 107.45                  100.77
                        2/5/01                  112.19                 104.79                   96.94
                        2/6/01                  111.72                 103.72                   95.87
                        2/7/01                  113.23                 107.98                  103.06
                        2/8/01                  112.66                 110.64                  103.22
                        2/9/01                  113.14                 109.04                  103.52
                       2/12/01                  113.37                 109.57                  102.30
                       2/13/01                  112.66                 111.70                  105.05
                       2/14/01                  112.19                 111.17                  106.74
                       2/15/01                  111.24                 110.64                  107.20
                       2/16/01                  110.77                 109.04                  110.57
                       2/20/01                  110.06                 109.04                  111.33
                       2/21/01                  106.51                 109.04                  111.33
                       2/22/01                  105.33                 110.11                  113.78
                       2/23/01                  104.14                 107.98                  109.34
                       2/26/01                  104.38                 108.51                  105.97
                       2/27/01                  111.29                 107.98                  110.57
                       2/28/01                  111.05                 109.04                  112.25
                        3/1/01                  110.77                 106.91                  109.34
                        3/2/01                  111.48                 105.85                  109.34
                        3/5/01                  111.24                 106.38                  111.49
                        3/6/01                  111.24                 107.45                  111.33
                        3/7/01                  112.66                 106.38                  109.34
                        3/8/01                  112.43                 105.85                  107.96
                        3/9/01                  110.30                 108.51                  108.42
                       3/12/01                  108.59                 109.57                  108.27
                       3/13/01                  106.51                 109.57                  107.96
                       3/14/01                  104.14                 108.51                  109.49
                       3/15/01                  104.62                 107.98                  109.80
                       3/16/01                  104.62                 105.85                  105.67
                       3/19/01                  104.62                 104.26                  100.46
                       3/20/01                  103.20                 103.19                   98.47
                       3/21/01                  102.15                 105.32                  102.30
                       3/22/01                   98.22                 102.66                  101.99
                       3/23/01                   98.93                 103.72                   98.47
                       3/26/01                   98.46                 102.13                   93.11
                       3/27/01                   98.08                 104.79                   93.57
                       3/28/01                   94.91                 105.85                   90.66
                       3/29/01                   95.01                 107.45                   99.08
                       3/30/01                   93.25                 106.91                   96.02
                        4/2/01                   94.67                 107.98                   99.08
                        4/3/01                   97.51                 109.04                  100.46
                        4/4/01                   97.28                 109.04                   98.77
                        4/5/01                   97.99                 105.32                   96.32
                        4/6/01                   98.93                 105.32                   95.25
                        4/9/01                   98.51                 107.98                  100.46
                       4/10/01                   99.36                 106.38                   95.41
                       4/11/01                  100.36                 107.45                   95.87
                       4/12/01                  101.07                 110.11                   99.23
                       4/16/01                   99.64                 108.51                   98.32
                       4/17/01                  100.59                 107.98                   98.47
                       4/18/01                  100.64                 107.98                   98.47
                       4/19/01                  100.92                 108.51                  102.14
                       4/20/01                  101.30                 108.51                  100.61
                       4/23/01                  100.64                 111.70                  101.23
                       4/24/01                  100.64                 112.77                  101.68
                       4/25/01                  101.78                 112.77                  102.76
                       4/26/01                  105.09                 112.77                  103.06
                       4/27/01                  109.11                 111.70                  107.20
                       4/30/01                  113.18                 113.83                  108.12
                        5/1/01                  129.23                 114.89                  114.40
                        5/2/01                  130.75                 116.49                  115.31
                        5/3/01                  129.70                 117.55                  116.23
                        5/4/01                  127.81                 118.62                  114.24
                        5/7/01                  122.13                 118.09                  115.01
                        5/8/01                  121.89                 117.02                  113.63
                        5/9/01                  125.44                 119.15                  114.40
                       5/10/01                  123.55                 118.09                  114.85
                       5/11/01                  119.53                 119.15                  114.09
                       5/14/01                  119.53                 119.15                  112.56
                       5/15/01                  114.32                 118.09                  113.17
                       5/16/01                  116.45                 117.55                  113.32
                       5/17/01                  117.16                 117.55                  113.94
                       5/18/01                  118.82                 119.15                  115.93
                       5/21/01                  125.44                 120.21                  118.84
                       5/22/01                  124.07                 118.09                  119.30
                       5/23/01                  123.74                 117.55                  117.61
                       5/24/01                  123.31                 118.62                  120.06
                       5/25/01                  123.79                 120.21                  120.83
                       5/29/01                  124.50                 117.55                  119.14
                       5/30/01                  123.55                 117.55                  118.84
                       5/31/01                  122.04                 118.09                  119.14
                        6/1/01                  121.56                 118.09                  119.14
                        6/4/01                  121.18                 117.55                  118.07
                        6/5/01                  121.56                 117.55                  117.15
                        6/6/01                  120.71                 112.23                  108.27
                        6/7/01                  120.76                 112.23                  109.65
                        6/8/01                  121.42                 111.17                  110.72
                       6/11/01                  121.09                 107.98                  108.88
                       6/12/01                  120.71                 104.79                  102.76
                       6/13/01                  107.64                 107.98                  103.22
                       6/14/01                   97.75                 109.04                  104.13
                       6/15/01                  101.11                 109.04                  103.06
                       6/18/01                   99.41                 110.64                  102.30
                       6/19/01                   95.62                 110.64                  104.59
                       6/20/01                   90.65                 108.51                  103.83
                       6/21/01                   90.89                 108.51                  104.44
                       6/22/01                   91.83                 107.98                  104.59
                       6/25/01                   92.78                 107.45                  104.13
                       6/26/01                   91.83                 109.04                  104.44
                       6/27/01                   92.31                 112.23                  104.13
                       6/28/01                   92.78                 110.64                  104.59
                       6/29/01                   93.44                 110.64                  102.91
                        7/2/01                   93.25                 111.70                  101.07
                        7/3/01                   93.25                 112.77                  100.15
                        7/5/01                   93.35                 117.55                  103.06
                        7/6/01                   93.96                 120.21                  105.36
                        7/9/01                   94.67                 119.68                  102.45
                       7/10/01                   94.15                 118.09                  102.30
                       7/11/01                   93.25                 118.09                  102.30
                       7/12/01                   93.40                 118.62                  100.92
                       7/13/01                   93.63                 116.49                   99.23
                       7/16/01                   92.31                 117.55                  100.92
                       7/17/01                   92.78                 117.55                  101.84
                       7/18/01                   89.94                 117.55                  101.38
                       7/19/01                   78.58                 120.74                  103.98
                       7/20/01                   80.00                 121.81                  103.83
                       7/23/01                   81.70                 124.47                  105.97
                       7/24/01                   83.03                 127.66                  106.13
                       7/25/01                   85.21                 126.06                  104.59
                       7/26/01                   86.15                 127.13                  105.82
                       7/27/01                   86.15                 129.26                  105.97
                       7/30/01                   84.97                 130.32                  105.51
                       7/31/01                   82.56                 128.19                  104.75
                        8/1/01                   79.76                 127.66                  104.75
                        8/2/01                   79.62                 127.66                  102.91
                        8/3/01                   79.53                 125.00                  100.46
                        8/6/01                   73.85                 126.60                  100.77
                        8/7/01                   71.91                 126.60                  100.31
                        8/8/01                   70.72                 126.06                  100.77
                        8/9/01                   69.30                 128.72                  100.15
                       8/10/01                   69.35                 130.85                  100.31
                       8/13/01                   68.26                 128.72                   99.69
                       8/14/01                   73.61                 123.40                   99.69
                       8/15/01                   75.74                 121.81                   98.47
                       8/16/01                   75.74                 122.34                   97.55
                       8/17/01                   76.21                 122.34                   97.09
                       8/20/01                   76.54                 122.34                   98.32
                       8/21/01                   76.97                 122.87                   99.23
                       8/22/01                   75.27                 123.94                   99.69
                       8/24/01                   76.69                 126.60                  101.23
                       8/27/01                   76.12                 126.60                  101.84
                       8/28/01                   75.64                 128.72                  101.99
                       8/29/01                   75.69                 129.26                  101.38
                       8/30/01                   74.56                 129.26                  100.31
                       8/31/01                   74.56                 130.32                  101.68
                        9/4/01                   72.19                 130.32                  101.53
                        9/5/01                   68.64                 129.26                  100.77
                        9/6/01                   64.71                 129.26                  100.61
                        9/7/01                   62.72                 129.79                  101.68
                       9/10/01                   58.89                 130.32                  101.68
                       9/17/01                   58.70                 129.79                  103.06
                       9/18/01                   57.28                 129.79                  103.06
                       9/19/01                   51.17                 129.79                  102.45
                       9/20/01                   47.34                 129.79                  101.99
                       9/21/01                   42.60                 126.60                  100.46
                       9/24/01                   40.24                 123.94                   99.39
                       9/25/01                   37.87                 121.81                   97.24
                       9/26/01                   37.87                 121.81                   97.24
                       9/27/01                   36.36                 121.81                   97.24
                       9/28/01                   41.37                 121.81                   97.24
                       10/1/01                   40.76                 121.81                   97.24
                       10/2/01                   46.86                 111.70                   88.21
                       10/3/01                   48.19                 111.70                   87.14
                       10/4/01                   43.12                 107.98                   84.07
                       10/5/01                   43.55                 105.32                   82.85
                       10/8/01                   43.55                 104.79                   80.40
                       10/9/01                   42.51                 111.70                   86.06
                      10/10/01                   43.69                 111.17                   85.15
                      10/11/01                   42.60                 110.11                   84.38
                      10/12/01                   42.60                 107.98                   81.32
                      10/15/01                   42.84                 113.30                   83.31
                      10/16/01                   43.03                 111.17                   80.55
                      10/17/01                   43.55                 112.23                   80.86
                      10/18/01                   43.50                 118.62                   84.84
                      10/19/01                   43.31                 118.62                   85.30
                      10/22/01                   43.31                 119.15                   89.28
                      10/23/01                   44.21                 117.55                   87.14
                      10/24/01                   46.86                 115.96                   85.91
                      10/25/01                   48.47                 118.09                   88.82
                      10/26/01                   49.18                 122.87                   93.26

Notes:
-------------------
(1) The casual dining restaurant sector includes Applebee's International, Brinker International, CBRL Group, The Cheesecake Factory, Darden Restaurants, Landry's Seafood Restaurants, P.F. Chang's China Bistro and Ruby Tuesday.
(2) The steakhouse restaurant sector includes Lone Star Steakhouse & Saloon, Outback Steakhouse, RARE Hospitality International and The Smith and Wollensky Restaurant Group.

COST SAVINGS

      - The Company has implemented various cost reduction programs which are expected to produce EBITDA benefits of approximately $7 million on a pro forma full year basis (see highlighted yellow below)

                                                2001E                                                       2002E
                       ---------------------------------------------------------------------  -----------------------------------
                                                                    COST REDUCTION            COST REDUCTION     2001
                       SEPT. YTD                Q4                     BENEFITS        TOTAL     BENEFITS      RUN RATE
                         2001A                2001E                   (ONE-TIME)       2001E     (ONGOING)    ADJUSTMENTS   2002E
                       ---------   ------------------------------   --------------   --------  -------------  -----------   -----
                                   MOC    Bertolini's   Corporate
                                   ---    -----------   ---------
TOTAL REVENUES         $175.6     $64.1     $4.5         $0.0             $0.0         $244.2       $0.0         $21.0   (2) $265.2

Restaurant Cash                                                                                  ----------
Contribution (1)         27.8      13.3      0.9          0.0              0.3           42.3        4.4           3.0   (2)   49.7
                                                                                                 ----------
                                                                                                 ----------    ---------
Overhead Costs          (13.0)     (2.6)    (0.2)        (1.4)             0.3          (16.9)       0.5           2.0   (3)  (14.4)
                       -------   -------   -------     --------         -------        -------   ==========    =========     -------
EBITDA                  $14.8     $10.7     $0.7        ($1.4)            $0.6          $25.4       $4.9          $5.0        $35.3

Notes:
-------------------
(1) Restaurant cash contribution is defined as revenues minus food and beverage costs, operating expenses, and marketing and promotion expenses.
(2) Assumes 0% same store sales growth. Revenue and restaurant cash contribution adjustments for new restaurants only.
(3) Includes reductions for Morton's T&E ($1.5 million) and MOC excess legal costs ($500,000).




      - 2002E figures above represent the adjusted management/Greenhill UPSIDE case

FINANCIAL SUMMARY - ADJUSTED MANAGEMENT/GREENHILL CASES

     -      ADJUSTED MANAGEMENT/GREENHILL:  BASE CASE


($US in Millions, Except per Share Data)
                                                                                                                 CAGR
                             2000         2001E      2002E      2003E       2004E      2005E       2006E       '01-'06
                             ----         -----      -----      -----       -----      -----       -----       -------
Revenue                      $248.4      $244.2     $265.2      $270.5      $286.7     $303.9     $322.2       5.7%
   % GROWTH                       -       -1.7%       8.6%        2.0%        6.0%       6.0%       6.0%
EBITDA                        $31.9       $25.4      $30.0       $31.8       $33.7      $35.7      $37.9       8.4%
   % MARGIN                   12.8%       10.4%      11.3%       11.8%       11.8%      11.8%       11.8%
   % GROWTH                       -      -20.5%      18.3%        6.0%        6.0%       6.0%        6.0%
E.P.S.                        $2.12       $0.57      $1.28       $1.20       $1.28      $1.35       $1.43      20.3%
   % GROWTH                       -      -73.2%     125.6%       -6.0%        5.8%       6.0%        6.1%


 -     ADJUSTED MANAGEMENT/GREENHILL:  UPSIDE CASE


($US in Millions, Except per Share Data)
                                                                                                                 CAGR
                             2000         2001E      2002E      2003E       2004E      2005E       2006E       '01-'06
                             ----         -----      -----      -----       -----      -----       -----       -------
Revenue                    $248.4        $244.2     $265.2      $305.3     $323.6      $343.0      $363.6       8.3%
   % GROWTH                     -         -1.7%       8.6%       15.1%       6.0%        6.0%        6.0%
EBITDA                      $31.9         $25.4      $35.3       $37.4      $39.7       $42.0       $44.6      11.9%
   % MARGIN                 12.8%         10.4%      13.3%      12.3%       12.3%       12.3%       12.3%
   % GROWTH                     -        -20.5%      39.2%       6.0%        6.0%        6.0%        6.0%
E.P.S.                      $2.12         $0.57      $2.09      $2.02       $2.06       $2.12       $2.20      31.1%
   % GROWTH                     -        -73.2%     267.6%      -3.5%        2.3%        3.0%        3.5%



Notes:
-------------------
(1) Financial information excludes one-time charges and discontinued operations.
(2) The Company's fiscal year ends in December.

-------------------------------------------------------------------------------
                         SECTION III:  VALUATION ANALYSIS
-------------------------------------------------------------------------------

VALUATION SUMMARY
                            [Graphic Omitted]

[The following table was depicted as a horizontal bar chart in the printed material. A vertical line indicated the current price of $10.39 as of 10/26/01.]


                    -------------------------------------------
                    Current Stock Price:  $10.39 as of 10/26/01
                    -------------------------------------------
                                                             Price Per Share
                                                        ------------------------
                                                          Low             High
                                                        --------        --------

Precedent Transaction Analysis                           $12.50          $20.00

DCF Analysis - Base Case                                 $14.00          $19.00

DCF Analysis - Upside Case                               $20.50          $26.00

Comparable Company Analysis                              $10.00          $18.00


PRECEDENT TRANSACTION VALUATION


($US in Millions, Except per Share Data)
                                          MORTON'S       IMPLIED       NET       IMPLIED           IMPLIED          PREMIUM TO
VALUATION METHODOLOGY    MULTIPLE RANGE   STATISTIC  ENTERPRISE VALUE  DEBT    EQUITY VALUE    PRICE PER SHARE    MARKET PRICE(1)
---------------------  -----------------  ---------  ----------------  -----   ------------    ---------------    ---------------
ALL COMPARABLE TRANSACTIONS

LTM EBITDA                6.0x -  9.0x      $25.0    $150.1 - $225.1   $97.3   $52.8 - $127.8  $12.64 - $30.60     21.6% - 194.5%

LTM P/E                  16.0x - 20.0x      $0.78     149.6 -  162.7    97.3    52.3 -   65.4   12.52 -  15.65     20.5% -  50.6%

One Week Premium
Paid(2)                  25.0% - 30.0%      $9.15     145.1 -  147.0    97.3    47.8 -   49.7   11.44 -  11.90     10.1% -  14.5%

                                                                       ----------------------------------------
                                                                               Summary Range   $12.50 - $20.00
                                                                        Premium to Market (1)   20.3% -  92.5%
                                                                       ----------------------------------------

RUTH'S CHRIS STEAKHOUSE TRANSACTION (ANNOUNCED JULY 1999)

LTM EBITDA                    8.2x          $25.0         $204.8       $97.3       $107.5           $25.74            147.7%

LTM P/E                      16.5x          $0.78          151.3        97.3         54.0            12.92             24.4%


Notes:
-------------------------------------
(1) Based upon Morton's stock price of $10.39 as of October 26, 2001.
(2) Premium to the target's stock price one week prior to the acquisition.

PRECEDENT TRANSACTION ANALYSIS


($US Millions)
                                                                                          ENTERPRISE VALUE/         PREMIUM PAID
                                                                         EQUITY VALUE/ ----------------------   --------------------
  DATE                           TARGET BUSINESS     EQUITY  ENTERPRISE   NET INCOME   REVENUES  EBITDA  EBIT    ONE    ONE     ONE
ANNOUNCED  TARGET / ACQUIROR       DESCRIPTION       VALUE     VALUE         LTM        LTM       LTM    LTM     DAY    WEEK   MONTH
---------  ------------------   ------------------  -------  ----------  ------------  --------  ------  ----   -----  -----  ------
 6/8/01    McCormick &         34 McCormick &        $123.5    $123.5          NA       0.76x    6.1x      NA     NM     NM     NM
           Schmick/ Castle     Schmick upscale,
           Harlan and          seafood restaurants
           Bruckmann, Rosser
           Sherrill and Co.

 2/15/01   VICORP              Operates and          $179.6    $171.4       12.2x       0.46x    4.1x    7.1x    38.6%  32.0%  52.0%
           Restaurants/        franchises mid-scale
           Investor Group      family-type
                               restaurants,
                               principally under
                               the names
                               "BakersSquare" and
                               "Village Inn"

11/16/00   Il Fornaio          Operates Italian       $76.6     $71.8       18.8x       0.61x    5.7x   11.2x    28.9%  23.9%  41.2%
           (America)           restaurants and
           Corporation/        bakeries in the US
           Bruckman,Rosser,
           Sherrill & Co.

 6/5/00    Buffets/            Develops, owns and    $592.1    $541.2       12.7x       0.56x    4.7x    7.6x    14.2%  27.4%  27.4%
           Caxton-Iseman       franchises more than
           Capital             400 family-style
                               buffet restaurants

 7/19/99   Ruth's Chris        Operates fine dining  $145.2    $177.4       16.5x       1.36x    8.2x   11.0x      NM     NM     NM
           Steak House/        steakhouse
           Madison Dearborn    restaurants (29
           Partners            company-owned and 29
                               franchisee-owned)
                               under the "Ruth's
                               Chris Steak House"
                               name

12/11/98   Logan's             Owns and franchises   $178.2    $178.1       21.2x       1.97x   10.7x   14.8x    13.9%  10.3%  32.4%
           Roadhouse/ CBRL     roadhouse-style
           Group               restaurants

 9/25/98   Domino's Pizza/     Operates more than    $921.0    $971.0       12.6x       0.85x   10.5x   14.1x      NM     NM     NM
           Bain Capital        6,200 pizza delivery
                               stores in 64
                               international markets

 4/27/98   Romacorp (unit      Operates and          $121.5    $121.5        NA         1.28x    NA     11.4x     NM     NM     NM
           of NPC              franchises Tony
           International)/     Roma's Famous For
           Sentinel Capital    Ribs restaurants
           Partners

 4/3/98    Bertucci's/         Operates 84            $96.5    $104.7       28.9x       0.75x    6.9x   16.9x    35.5%  35.5%  38.3%
           NE Restaurant       full-service, Italian
           Corp.               restaurants under the
                               "Bertucci's Brick
                               Oven Pizzeria" name

10/21/97   Dairy Queen         Franchises more than  $585.0    $585.0       14.1x       1.40x    8.8x    9.8x    11.9%   6.9%  11.9%
           International/      6,000 Dairy Queen,
           Berkshire           Orange Julius,
           Hathaway            Karmelkorn and Golden
                               Skillet stores

 8/4/97    Perkins Family      Owns, operates and    $276.0    $276.0         NM        1.10x    7.9x   14.5x    28.7%  27.3%  30.2%
           Restaurants LP/     franchises family-
           Restaurant Co.      style restaurants

 4/19/96   Bayport             Owns and operates 17   $46.6     $73.0       21.4x       1.23x   13.5x   18.6x    10.5%  28.6%  19.9%
           Restaurant Group/   "Crab House Seafood"
           Landry's Seafood    restaurants in
           Restaurants         Florida, Georgia and
                               South Carolina
                                                               ---------------------------------------------------------------------
                                                                     Mean   17.6x       1.05x    8.1x   12.4x    22.8%  24.0%  31.7%
                                                                   Median   16.5        1.10x    8.0    11.4     21.5%  27.3%  31.3%
                                                                     High   28.9        1.97x   13.5    18.6     38.6%  35.5%  52.0%
                                                                      Low   12.2        0.46x    4.1     7.1     10.5%   6.9%  11.9%
                                                               ---------------------------------------------------------------------

Notes:
-------------------
N.B. Financial information excludes one-time charges and discontinued operations. Equity and enterprise values represent the implied value of the entire company.

DISCOUNTED CASH FLOW ANALYSIS - BASE CASE

($US in Millions, Except per Share Data)


TERMINAL EBITDA MULTIPLE                     5.0x                         5.5x                         6.0x
                                  -------------------------    -------------------------    -------------------------
DISCOUNT RATE                       7.5%     8.5%     9.5%       7.5%     8.5%     9.5%       7.5%     8.5%     9.5%
                                  --------  -------  ------    --------  -------  ------    -------  --------  ------
  Present Value of Cash Flows:
    Nov. - Dec. 2001E               $1.0     $1.0     $1.0       $1.0     $1.0     $1.0       $1.0     $1.0     $1.0
    2002E - 2006E                   30.8     30.0     29.3       30.8     30.0     29.3       30.8     30.0     29.3
    Terminus                       130.3    124.2    118.5      143.4    136.7    130.3      156.4    149.1    142.2
    Other                            0.0      0.0      0.0        0.0      0.0      0.0        0.0      0.0      0.0
                                  ------   ------   ------     ------   ------   ------     ------   ------   ------
  ENTERPRISE VALUE                $162.1   $155.2   $148.8     $175.1   $167.7   $160.6     $188.1   $180.1   $172.5

  NET DEBT                         $97.3    $97.3    $97.3      $97.3    $97.3    $97.3      $97.3    $97.3    $97.3
                                  ------   ------   ------     ------   ------   ------     ------   ------   ------
  EQUITY VALUE                     $64.8    $57.9    $51.5      $77.8    $70.4    $63.3      $90.8    $82.8    $75.2
                                  ======   ======   ======     ======   ======   ======     ======   ======   ======
----------------------------------------------------------------------------------------------------------------------
  VALUE PER SHARE (1)             $15.51   $13.87   $12.32     $18.08   $16.68   $15.16     $20.52   $19.01   $17.58
----------------------------------------------------------------------------------------------------------------------

  TERMINAL VALUE ANALYSIS
    % VALUE IN TERMINUS            80.4%    80.0%    79.7%      81.9%    81.5%    81.2%      83.1%    82.8%    82.4%

  IMPLIED TERMINAL MULTIPLES
    FY 2006E Revenues              0.59x    0.59x    0.59x      0.65x    0.65x    0.65x      0.71x    0.71x    0.71x
    FY 2006E EBITDA                 5.0x     5.0x     5.0x       5.5x     5.5x     5.5x       6.0x     6.0x     6.0x
    FY 2006E EBIT                   8.7x     8.7x     8.7x       9.6x     9.6x     9.6x      10.5x    10.5x    10.5x
    Perpetual Growth Rate           2.5%     3.4%     4.4%       2.9%     3.9%     4.8%       3.3%     4.3%     5.2%

  IMPLIED VALUATION MULTIPLES
  Enterprise Value /
    FY 2001E Revenues              0.66x    0.64x    0.61x      0.72x    0.69x    0.66x      0.77x    0.74x    0.71x
    FY 2001E EBITDA                 6.4x     6.1x     5.9x       6.9x     6.6x     6.3x       7.4x     7.1x     6.8x
    FY 2001E EBIT                  14.6x    14.0x    13.4x      15.8x    15.1x    14.5x      17.0x    16.3x    15.6x

Notes:
-------------------
N.B. This analysis assumes the mid-period convention that cash flows occur at the middle of the period.
(1) Fully diluted shares outstanding calculated using the treasury method.

DISCOUNTED CASH FLOW ANALYSIS - UPSIDE CASE

($US in Millions, Except per Share Data)

TERMINAL EBITDA MULTIPLE                     5.0x                         5.5x                         6.0x
                                  -------------------------    -------------------------    -------------------------
DISCOUNT RATE                       7.5%     8.5%     9.5%       7.5%     8.5%     9.5%       7.5%     8.5%     9.5%
                                  -------  -------  -------    --------  -------  ------    -------  --------  ------
  Present Value of Cash Flows:
    Nov. - Dec. 2001E               $1.0     $1.0     $1.0       $1.0     $1.0     $1.0       $1.0     $1.0     $1.0
    2002E - 2006E                   42.1     41.1     40.2       42.1     41.1     40.2       42.1     41.1     40.2
    Terminus                       153.3    146.2    139.4      168.7    160.8    153.3      184.0    175.4    167.3
    Other                            0.0      0.0      0.0        0.0      0.0      0.0        0.0      0.0      0.0
                                  ------   ------   ------     ------   ------   ------     ------   ------   ------
  ENTERPRISE VALUE                $196.4   $188.3   $180.5     $211.8   $202.9   $194.5     $227.1   $217.5   $208.4

  NET DEBT                         $97.3    $97.3    $97.3      $97.3    $97.3    $97.3      $97.3    $97.3    $97.3
                                  ------   ------   ------     ------   ------   ------     ------   ------   ------
  EQUITY VALUE                     $99.1    $91.0    $83.2     $114.5   $105.6    $97.2     $129.8   $120.2   $111.1
                                  ======   ======   ======     ======   ======    =====     ======   ======   ======
----------------------------------------------------------------------------------------------------------------------
  VALUE PER SHARE (1)             $22.07   $20.55   $19.10     $24.95   $23.28   $21.71     $27.82   $26.02   $24.32
----------------------------------------------------------------------------------------------------------------------

  TERMINAL VALUE ANALYSIS
    % VALUE IN TERMINUS             78.1%    77.6%    77.2%      79.6%    79.2%    78.8%      81.0%    80.6%    80.3%

  IMPLIED TERMINAL MULTIPLES
    FY 2006E Revenues               0.61x    0.61x    0.61x      0.67x    0.67x    0.67x      0.74x    0.74x    0.74x
    FY 2006E EBITDA                  5.0x     5.0x     5.0x       5.5x     5.5x     5.5x       6.0x     6.0x     6.0x
    FY 2006E EBIT                    8.0x     8.0x     8.0x       8.8x     8.8x     8.8x       9.6x     9.6x     9.6x
    Perpetual Growth Rate            2.0%     2.9%     3.9%       2.5%     3.4%     4.4%       2.9%     3.8%     4.8%

  IMPLIED VALUATION MULTIPLES
  Enterprise Value /
    FY 2001E Revenues               0.80x    0.77x    0.74x      0.87x    0.83x    0.80x      0.93x    0.89x    0.85x
    FY 2001E EBITDA                  7.7x     7.4x     7.1x       8.4x     8.0x     7.7x       9.0x     8.6x     8.2x
    FY 2001E EBIT                   17.7x    17.0x    16.3x      19.1x    18.3x    17.6x      20.5x    19.6x    18.8x

Notes:
-----------------------
N.B. This analysis assumes the mid-period convention that cash flows occur at the middle of the period.
(1) Fully diluted shares outstanding calculated using the treasury method.

COMPARABLE COMPANY VALUATION


($US in Millions, Except per Share Data)
                                                    MORTON'S         IMPLIED          NET        IMPLIED             IMPLIED
VALUATION METHODOLOGY            MULTIPLE RANGE   STATISTIC(1)   ENTERPRISE VALUE     DEBT     EQUITY VALUE      PRICE PER SHARE
---------------------            --------------   ------------   ----------------     ----     ------------      ---------------

STEAKHOUSE RESTAURANTS

CY 2001 EBITDA                    5.0x  -   7.0x    $25.4         $126.8 - $177.5     $97.3    $29.5 - $80.2      $7.05 - $19.19
CY 2002 EBITDA                    4.0x  -   6.0x     30.0          120.0 -  180.0      97.3     22.7 -  82.7       5.43 -  19.80


CY 2001 P/E                      15.0x  -  16.5x     $0.57        $132.9 - $136.4     $97.3    $35.6 - $39.1      $8.52 -  $9.37
CY 2002 P/E                      13.0x  -  14.0x      1.28         186.2 -  193.0      97.3     88.9 -  95.7      16.66 -  17.94

                                                                                                    ------------------------------
                                                                                                       Mean       $9.42 - $16.58
                                                                                                     Median        7.79 -  18.56
                                                                                                       High       16.66 -  19.80
                                                                                                        Low        5.43 -   9.37
                                                                                                    ------------------------------
                                                                                     ---------------------------------------------
                                                                                              Summary Range      $10.00 - $18.00
                                                                                      Premium to Market (2)       -3.8% -  73.2%
                                                                                     ---------------------------------------------

Notes:
-------------------
(1) Projections based upon the adjusted management/Greenhill base case.
(2) Based upon a current stock price of $10.39 as of October 26, 2001.

COMPARABLE COMPANY TRADING ANALYSIS

($US in Millions, Except per Share Data)

                                                           DISCOUNT                                              2001E PE /
                                                 PRICE      FROM 52    EQUITY    ENTERPRISE      PRICE/EPS (1)   5-YR. EPS
COMPANY (TICKER)                                10/26/01   WK. HIGH    VALUE        VALUE    LTM  2001E  2002E   GR.RATE(1)
---------------------------------------------   --------   --------   --------   ---------- ------------------   ----------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                         $29.40      -8.1%    $2,342.4     $2,311.2 16.2x 16.4x  14.1x     1.05x
RARE Hospitality International (RARE)             18.30     -42.8%       411.7        432.0  12.8  14.8   13.3      0.77
Lone Star Steakhouse & Saloon (STAR)              13.10      -6.4%       346.6        297.4  17.3  15.6   11.3      1.20
The Smith & Wollensky Restaurant Group (SWRG)      3.99     -53.7%        37.6         28.0    NM    NM   20.5        NM

                                                                                   ----------------------------------------
                                                                                       Mean  15.5x 15.6x  14.8x     1.01x
                                                                                     Median   16.2  15.6   13.7      1.05
                                                                                   ----------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2)              $10.39     -62.9%       $43.4       $140.7 13.3x 18.3x   8.1x     1.28x
---------------------------------------------------------------------------------------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                    $29.18     -11.5%    $1,470.0     $1,436.1 27.5x 37.7x  30.1x     1.37x
P.F. Chang's China Bistro (PFCB)                  40.16     -14.3%       521.4        494.8  38.6  34.3   26.7      1.16

                                                                                   ----------------------------------------
                                                                                       Mean 33.1x 36.0x  28.4x     1.27x
                                                                                   ----------------------------------------

CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                         $31.18     -4.1%     $3,924.2     $4,425.5 18.9x 18.2x  16.1x     1.16x
Brinker International (EAT)                       25.21    -19.5%      2,582.6      2,817.9  17.8  16.6     NA      1.03
CBRL Group (CBRL)                                 25.86     -0.1%      1,492.7      1,606.1  19.9  18.7   16.2      1.34
Ruby Tuesday (RI)                                 17.55    -12.3%      1,170.8      1,190.6  19.1  17.3     NA      0.86
Applebee's International (APPB)                   30.13     -8.9%      1,119.1      1,194.9  12.0  16.9   14.5      1.14
Landry's Seafood Restaurants (LNY)                18.84     -8.3%        439.6        582.8  20.7  16.3   14.9      1.21
                                                                                   ----------------------------------------
                                                                                       Mean 18.0x 17.3x  15.4x     1.12x
                                                                                     Median  19.0  17.1   15.5      1.15
                                                                                   ----------------------------------------

                                                                               ENTERPRISE VALUE /
                                                            REVENUE                          EBITDA                 EBIT
COMPANY (TICKER)                                   LTM       2001E     2002E     LTM     2001E    2002E     LTM     2001E     2002E
------------------------                         --------  --------   ------    ------  -------  ------    ------  --------  ------
STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                           1.14x     1.09x     0.99x     7.4x     7.1x     6.2x     9.3x     8.9x      7.7x
RARE Hospitality International (RARE)              0.87      0.81      0.71      6.4      6.7      5.5      9.5      9.7       7.8
Lone Star Steakhouse & Saloon (STAR)               0.51      0.51      0.49      5.5      4.7      3.8     13.2      7.3       7.3
The Smith & Wollensky Restaurant Group (SWRG)      0.33      0.34      0.29       NM      3.8      2.7       NM      7.4       4.5

                                       --------------------------------------------------------------------------------------------
                                           Mean    0.71x     0.69x     0.62x     6.4x     5.5x     4.6x    10.7x     8.3x      6.8x
                                         Median    0.69      0.66      0.60      6.4      5.7      4.6      9.5      8.2       7.5
                                       --------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2)                0.57x     0.58x     0.53x     5.6x     5.5x     4.7x    10.9x    12.7x      8.2x
-----------------------------------------------------------------------------------------------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                     2.93x     2.69x     2.18x    19.5x    18.1x    14.2x    28.1x    25.4x     19.2x
P.F. Chang's China Bistro (PFCB)                  1.77      1.57      1.22     13.0     11.4      8.7     20.4     17.7      13.4
                                       --------------------------------------------------------------------------------------------
                                           Mean   2.35x     2.13x     1.70x    16.3x    14.7x    11.5x    24.3x    21.6x     16.3x
                                       --------------------------------------------------------------------------------------------

CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                           1.08x     1.07x     0.99x     9.0x     8.8x     8.0x    12.9x    12.6x     11.3x
Brinker International (EAT)                        1.14      1.05        NA      8.5      7.9       NA     12.2     11.3        NA
CBRL Group (CBRL)                                  0.82      0.81        NA      8.2      8.1       NA     12.4     12.0        NA
Ruby Tuesday (RI)                                  1.51      1.46        NA      9.7      8.9       NA     13.4     12.0        NA
Applebee's International (APPB)                    1.65      1.60      1.45      7.9      7.6      6.6     10.7     10.3       8.9
Landry's Seafood Restaurants (LNY)                 0.88      0.79      0.75      7.6      6.9      6.4     15.1     12.4      11.7
                                       --------------------------------------------------------------------------------------------
                                           Mean   1.18x     1.13x     1.06x     8.5x     8.0x     7.0x    12.8x    11.8x     10.6x
                                         Median    1.11      1.06      0.99      8.4      8.0      6.6     12.6     12.0      11.3
                                       --------------------------------------------------------------------------------------------

Notes:
---------------
N.B.  Estimates from recent research reports unless noted otherwise.
(1) Source:  IBES estimates as of October 2001.
(2) Morton's estimates, other than its long-term EPS growth rate, are based upon the adjusted management/Greenhill base case projections.

COMPARABLE COMPANY OPERATING ANALYSIS

($US in Millions)
                                                                                           5-YEAR EPS
                                                  EQUITY   ENTERPRISE    SALES     EBITDA    GROWTH
COMPANY (TICKER)                                   VALUE      VALUE      2001E      2001E    RATE (1)
--------------------------------------------     ---------- ---------- -------   -------  ----------

STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                           $2,342.4  $2,311.2  $2,123.5    $325.4     15.7%
RARE Hospitality International (RARE)                 411.7     432.0     532.8      64.8     19.2%
Lone Star Steakhouse & Saloon (STAR)                  346.6     297.4     580.5      63.7     13.0%
The Smith & Wollensky Restaurant Group (SWRG)          37.6      28.0      81.4       7.4     42.5
                                                                                 --------------------
                                                                                     Mean     22.6%
                                                                                   Median     17.5%
                                                                                 --------------------

-----------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2)                   $43.4    $140.7    $244.2     $25.4     14.3%
-----------------------------------------------------------------------------------------------------

UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                      $1,470.0  $1,436.1    $534.5     $79.6     27.4%
P.F. Chang's China Bistro (PFCB)                      521.4     494.8     314.3      43.5     29.6%
                                                                                 --------------------
                                                                                     Mean     28.5%
                                                                                 --------------------
CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                           $3,924.2  $4,425.5  $4,154.6   $505.0     15.7%
Brinker International (EAT)                         2,582.6   2,817.9   2,671.4    357.2     16.1%
CBRL Group (CBRL)                                   1,492.7   1,606.1   1,992.5    199.3     13.9%
Ruby Tuesday (RI)                                   1,170.8   1,190.6     817.5    133.1     20.0%
Applebee's International (APPB)                     1,119.1   1,194.9     745.4    158.1     14.8%
Landry's Seafood Restaurants (LNY)                    439.6     582.8     739.9     84.2     13.5%
                                                                                --------------------
                                                                                    Mean     15.7%
                                                                                  Median     15.3%
                                                                                --------------------

                                                                      OPERATING MARGINS             TOTAL DEBT/
                                                     EBITDA                   EBIT           2001E     %PUBLIC
COMPANY (TICKER)                              LTM    2001E   2002E    LTM    2001E   2002E   EBITDA     FLOAT
------------------------------------------   -----  ------  ------  -------  -----  ------ ---------   --------

STEAKHOUSE RESTAURANTS
Outback Steakhouse (OSI)                     15.4%   15.3%   15.9%   12.3%   12.2%   12.8%    0.11x     85.6%
RARE Hospitality International (RARE)        13.6%   12.2%   12.9%    9.2%    8.3%    9.1%    0.41x     95.2%
Lone Star Steakhouse & Saloon (STAR)          9.4%   11.0%   12.9%    3.9%    7.0%    6.7%    0.00x     89.2%
The Smith & Wollensky Restaurant Group (SWRG) 5.4%    9.2%   10.6%    1.8%    4.7%    6.4%    0.29x     51.5%
                                   ----------------------------------------------------------------------------
                                      Mean   10.9%   11.9%   13.1%    6.8%    8.0%    8.8%    0.20x     80.4%
                                    Median   11.5%   11.6%   12.9%    6.5%    7.7%    7.9%    0.20x     87.4%
                                   ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Morton's Restaurant Group (MRG) (2)          10.2%   10.4%   11.3%    5.3%    4.5%    6.5%    3.90x     57.5%
---------------------------------------------------------------------------------------------------------------
UPSCALE CASUAL DINING RESTAURANTS
The Cheesecake Factory (CAKE)                15.0%   14.9%   15.3%   10.4%   10.6%   11.4%    0.00x     81.5%
P.F. Chang's China Bistro (PFCB)             13.6%   13.8%   14.0%    8.7%    8.9%    9.2%    0.08x     94.3%
                                   ----------------------------------------------------------------------------
                                      Mean   14.3%   14.4%   14.7%    9.6%    9.7%   10.3%    0.04x     87.9%
                                   ----------------------------------------------------------------------------


CASUAL DINING RESTAURANTS
Darden Restaurants (DRI)                    12.1%   12.2%   12.5%    8.4%    8.5%    8.8%    1.05x    100.3%
Brinker International (EAT)                 13.4%   13.4%      NA    9.3%    9.3%      NA    0.70x     99.6%
CBRL Group (CBRL)                            9.9%   10.0%      NA    6.6%    6.7%      NA    0.63x     98.3%
Ruby Tuesday (RI)                           15.6%   16.3%      NA   11.2%   12.1%      NA    0.23x     95.8%
Applebee's International (APPB)             20.9%   21.2%   21.8%   15.5%   15.6%   16.2%    0.53x     93.0%
Landry's Seafood Restaurants (LNY)          11.6%   11.4%   11.6%    5.8%    6.4%    6.4%    1.84x     66.7%
                                   ----------------------------------------------------------------------------
                                      Mean  13.9%   14.1%   15.3%    9.5%    9.8%   10.5%    0.83x     92.3%
                                    Median  12.7%   12.8%   12.5%    8.9%    8.9%    8.8%    0.66x     97.0%
                                   ----------------------------------------------------------------------------

Notes:
-------------------
N.B. Estimates from research unless noted otherwise. Estimates and operating margins reflect calendar year figures.
(1) Growth rate projections based upon October IBES estimates.
(2) Morton's estimates, other than its long-term EPS growth rate, are based upon the adjusted management/Greenhill base case projections.

STAND-ALONE RISKS

   - As previously discussed, there are several reasons why the Company has historically traded at a discount in terms of multiples to its peers

          -    Liquidity

          -    Leverage

          -    Scale

   - These reasons are also the risks of the Company achieving its full potential value on a stand-alone basis in the public markets

--------------------------------------------------------------------------------
                             SECTION IV: NEXT STEPS
--------------------------------------------------------------------------------

GREENHILL RECOMMENDS THE FOLLOWING NEXT STEPS IN THE PROCESS

   - The Special Committee must decide whether or not to proceed with a transaction based on a potential price range of $15-$18 per share

   - If the Special Committee decides to continue, we recommend that both Castle Harlan and Triarc be allowed to move forward in the process

            - Both companies should be provided full and equal access to information including access to management and other sensitive data that has been withheld to date

            - Management should begin preparation of a management presentation that provides an overview of each functional area (e.g. operations, finance, real estate and human resources)

   - Investcorp should be informed that it is significantly below competitors' bids and, based on its current indication, would not be invited into the next round

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

  OVERVIEW OF TRIARC (NYSE: TRY)

 - Triarc Companies, Inc. is a holding company and, through its subsidiaries, a restaurant franchisor. The Company's main subsidiary, Arby's Inc., specializes in the roast beef sandwich segment of the quick-service restaurant industry.

 - As of December 31, 2000, franchisees operated Arby's restaurants in 49 states and 9 foreign countries. The six leading states by number of operating units were: Ohio, with 253 restaurants; Michigan, with 170 restaurants; Indiana, with 169 restaurants; Texas, with 169 restaurants; California, with 159 restaurants; and Georgia, with 159 restaurants. With 125 restaurants, Canada is the country outside the U.S. with the most operating units. At the end of the year, 409 franchisees operated 3,319 separate Arby's restaurants, of which 3,153 were in the U.S. and 166 operated outside the U.S.

 - As of June 30, 2001, the Company's net cash balance was $374.9 million (cash and cash equivalents and short-term investments were $675.6 million and debt was $300.8 million).

 - On October 25, 2000, the Company completed the sale of its beverage business by selling all of the outstanding capital stock of Snapple Beverage Group, Inc. and Royal Crown Company, Inc. to affiliates of Cadbury Schweppes plc for approximately $896 million in cash plus assumption of approximately $425 million of debt.

 - Headquartered in New York City, the Company has 216 employees, including 192 salaried employees and 24 hourly employees.



($US in Millions, Except per Share Data)

      SUMMARY MARKET DATA                                               BOARD OF DIRECTORS/KEY EXECUTIVES
-------------------------------------------------     ----------------------------------------------------------------------------
                                                      NAME                        POSITION
                                                      -----------------------     -----------------------------------------------
                                                      BOARD OF DIRECTORS
Share Price (10/26/01)                $23.40          -------------------
52 Week High                          $26.62          - Hugh L. Carey             Former Governor, State of New York
52 Week Low                           $21.80          - Clive Chajet              Chairman, Chajet Consultancy, L.L.C.
                                                      - Joseph A. Levato          Former Exec. VP and CFO, Triarc Companies
FD Shares Outstanding (MM)              22.0          - Peter W. May              President and COO, Triarc Companies
                                                      - Nelson Peltz              Chairman and CEO, Triarc Companies
Equity Value (MM)                     $515.1          - David E. Schwab, II       Senior Counsel, Cowan, Liebowitz & Latman, P.C.
Enterprise Value (MM)                 $140.3          - Jeffrey S. Silverman      Chairman, LTS Capital Partners LLC
                                                      - Raymond S. Troubh         Director, Starwood Hotels & Resorts, Inc.
                                                                                  (among others)
5 Year EPS Growth Rate                  15.7% (1)     - Gerald Tsai, Jr.          Private Investor and Director of several
                                                                                  companies' Boards

                                                      KEY EXECUTIVES (OTHER THAN DIRECTORS)
2001E P/E                               52.0x (1)     -------------------------------------
2002E P/E                               33.4x (1)     - Eric D. Kogan             Exec. VP, Corporate Development
                                                      - Brian L. Schorr           Exec. VP and General Counsel
                                                      - Francis T. McCarron       Senior VP and CFO
                                                      - Jonathan P. May           Senior VP

Notes:
-------------------
(1) Based upon IBES estimates as of October 26, 2001.

TRIARC SUMMARY FINANCIALS

($US in Millions, Except per Share Data)

                                                         FULL YEAR             YTD                YTD                LTM
                                                            2000             7/1/2001           7/2/2000           7/2/2000
                                                        ------------     ---------------     --------------     -------------
Royalties and Franchise Fees                                $87.2              $43.6              $40.5             $90.3
G&A                                                         (70.3)             (40.4)             (37.6)            (73.2)
                                                         ---------           ---------         ---------           ---------
EBITDA                                                       16.9                3.1                2.9              17.1
D&A                                                          (5.3)              (3.2)              (2.7)             (5.8)
                                                         ---------           ---------         ---------           ---------
EBIT                                                         11.6               (0.0)               0.2              11.4

Other Income, Net (1)                                         0.5               (1.3)               1.6              (2.4)
Investment Income, Net                                       30.7               23.3               21.1              33.0
Interest Expense                                             (4.8)             (16.4)              (1.2)            (19.9)
                                                         ---------           ---------         ---------           ---------
Pre-Tax Income                                               38.0                5.6               21.7              22.0
Income Taxes                                                (13.3)              (2.0)              (7.6)             (7.7)
                                                         ---------           ---------         ---------           ---------
Net Income                                                  $24.7               $3.6              $14.1             $14.3
                                                         ========            =========         =========           =========

E.P.S.                                                      $1.06               $0.15              $0.56             $0.66

SELECTED BALANCE SHEET DATA

Cash and Cash Equivalents                                  $596.1             $402.9             $153.3              NM
Short-Term Investments                                      314.0              272.8               94.6              NM
                                                         ---------           ---------         ---------
    Total Cash and Short-Term Investments                   910.2              675.6              247.8              NM

Total Assets                                              1,067.4              869.4            1,150.5              NM

Total Debt                                                  308.7              300.8              898.5              NM
Total Equity                                                282.3              329.5             (160.9)             NM

Notes:
-------------------
N.B. Excludes one-time charges and discontinued operations assuming a tax rate of 35%. Income statement has been restated to show conventional EBITDA and EBIT.
(1) Other income, net includes equity earnings/(losses) in investees and insurance related to long-term debt.

TRIARC'S ONE YEAR PRICE AND VOLUME GRAPH

                                  [Graphic Omitted]

[The following table was depicted as a line graph for the prices and a bar chart for volume in the printed materials.]



            --------------------------------------------
            DATE           VOLUME        LAST TRADE
            --------------------------------------------
            10/26/00           222,900         $24.63
            10/27/00            64,400         $24.56
            10/30/00           103,900         $24.88
            10/31/00            35,500         $24.94
             11/1/00             3,700         $24.94
             11/2/00            12,600         $24.69
             11/3/00            15,200         $24.56
             11/6/00             4,900         $24.50
             11/7/00            13,300         $24.88
             11/8/00            15,300         $24.81
             11/9/00            24,800         $24.81
            11/10/00            55,800         $25.06
            11/13/00            23,300         $25.19
            11/14/00            17,600         $25.13
            11/15/00            34,700         $25.88
            11/16/00            41,400         $25.63
            11/17/00           265,500         $25.94
            11/20/00           177,000         $25.63
            11/21/00             8,200         $25.56
            11/22/00            43,400         $25.19
            11/24/00             8,100         $25.44
            11/27/00            14,300         $25.31
            11/28/00            16,800         $25.38
            11/29/00            29,700         $25.44
            11/30/00            33,400         $25.13
             12/1/00            12,700         $25.25
             12/4/00            20,000         $25.31
             12/5/00            34,900         $25.50
             12/6/00            18,200         $25.44
             12/7/00            44,200         $25.50
             12/8/00            37,300         $25.50
            12/11/00            30,400         $25.44
            12/12/00            50,700         $25.50
            12/13/00            37,500         $25.56
            12/14/00            59,200         $25.44
            12/15/00            66,900         $25.19
            12/18/00            12,000         $25.19
            12/19/00           112,400         $25.06
            12/20/00            16,100         $24.75
            12/21/00            12,100         $24.75
            12/22/00            13,400         $24.75
            12/26/00            25,600         $24.75
            12/27/00            20,200         $24.50
            12/28/00            20,500         $24.81
            12/29/00            28,400         $24.25
              1/2/01            52,100         $24.31
              1/3/01            27,200         $24.56
              1/4/01            22,900         $24.56
              1/5/01            26,100         $23.81
              1/8/01            71,900         $23.81
              1/9/01            27,900         $23.75
             1/10/01           145,600         $24.25
             1/11/01            73,500         $25.25
             1/12/01            26,100         $25.31
             1/16/01            31,800         $25.31
             1/17/01            27,900         $25.19
             1/18/01            30,200         $25.25
             1/19/01            34,500         $25.00
             1/22/01            15,500         $25.06
             1/23/01            35,900         $25.25
             1/24/01             4,900         $25.25
             1/25/01             7,500         $25.06
             1/26/01             7,300         $25.19
             1/29/01            26,700         $25.08
             1/30/01            11,700         $25.00
             1/31/01            16,100         $25.06
              2/1/01             2,200         $25.08
              2/2/01             6,600         $24.90
              2/5/01             6,700         $25.00
              2/6/01             7,600         $25.15
              2/7/01             4,400         $25.17
              2/8/01            35,100         $25.00
              2/9/01            16,500         $24.88
             2/12/01            12,800         $25.15
             2/13/01            18,500         $25.55
             2/14/01            93,900         $25.60
             2/15/01            65,300         $25.65
             2/16/01            27,200         $25.78
             2/20/01            20,000         $25.60
             2/21/01            82,700         $26.15
             2/22/01           441,800         $25.97
             2/23/01            53,600         $25.98
             2/26/01            11,800         $26.03
             2/27/01            10,500         $26.06
             2/28/01            32,300         $26.52
              3/1/01            31,600         $26.45
              3/2/01             7,400         $26.50
              3/5/01            40,000         $26.42
              3/6/01            48,400         $26.46
              3/7/01            53,500         $26.53
              3/8/01            36,600         $26.51
              3/9/01             9,900         $26.55
             3/12/01            26,800         $26.50
             3/13/01            16,000         $26.47
             3/14/01            25,000         $26.43
             3/15/01            37,400         $26.00
             3/16/01            61,700         $24.20
             3/19/01            26,700         $24.41
             3/20/01            22,300         $24.60
             3/21/01            25,100         $24.40
             3/22/01            27,600         $24.20
             3/23/01            12,100         $24.40
             3/26/01            14,400         $24.15
             3/27/01            23,100         $24.50
             3/28/01            10,900         $24.37
             3/29/01            31,800         $23.50
             3/30/01            55,900         $24.60
              4/2/01            17,300         $24.61
              4/3/01            10,300         $24.48
              4/4/01            23,000         $24.00
              4/5/01            14,900         $24.38
              4/6/01            10,900         $24.36
              4/9/01            30,800         $24.31
             4/10/01            91,100         $24.92
             4/11/01            14,000         $24.80
             4/12/01           197,800         $25.50
             4/16/01            25,500         $25.25
             4/17/01           112,500         $25.25
             4/18/01            99,500         $25.20
             4/19/01            38,900         $25.15
             4/20/01            44,800         $25.13
             4/23/01            31,100         $25.04
             4/24/01            49,200         $25.50
             4/25/01            23,700         $25.90
             4/26/01            37,100         $25.92
             4/27/01             9,300         $26.06
             4/30/01            39,200         $25.60
              5/1/01            16,800         $25.64
              5/2/01             6,700         $25.58
              5/3/01            27,100         $25.50
              5/4/01             5,800         $25.31
              5/7/01            19,300         $25.26
              5/8/01            26,800         $25.23
              5/9/01            12,600         $25.58
             5/10/01            28,900         $25.60
             5/11/01           106,100         $25.95
             5/14/01            13,800         $25.95
             5/15/01            30,900         $25.80
             5/16/01           119,800         $25.80
             5/17/01            24,000         $25.32
             5/18/01            15,400         $25.35
             5/21/01            79,100         $25.30
             5/22/01            21,500         $25.15
             5/23/01            66,000         $25.21
             5/24/01            35,200         $25.50
             5/25/01            54,200         $25.60
             5/29/01           111,300         $25.50
             5/30/01            75,500         $25.60
             5/31/01            39,600         $25.25
              6/1/01            47,800         $25.30
              6/4/01            19,600         $25.24
              6/5/01            28,600         $25.15
              6/6/01            25,400         $25.00
              6/7/01            18,900         $25.07
              6/8/01            15,500         $25.01
             6/11/01            47,100         $25.04
             6/12/01            50,500         $25.18
             6/13/01            59,600         $25.22
             6/14/01           179,700         $25.22
             6/15/01           119,900         $25.25
             6/18/01           105,600         $25.10
             6/19/01            37,600         $25.24
             6/20/01            36,900         $25.10
             6/21/01           157,700         $26.00
             6/22/01            91,000         $25.50
             6/25/01            63,300         $25.35
             6/26/01            43,600         $25.42
             6/27/01            54,100         $25.42
             6/28/01            36,800         $25.45
             6/29/01           124,000         $26.20
              7/2/01            60,800         $25.75
              7/3/01            15,400         $25.78
              7/5/01            26,600         $25.41
              7/6/01            51,200         $25.60
              7/9/01            38,700         $25.25
             7/10/01            24,400         $25.25
             7/11/01            35,800         $25.30
             7/12/01           113,400         $25.70
             7/13/01            94,500         $26.05
             7/16/01           143,500         $26.50
             7/17/01            47,700         $26.24
             7/18/01            83,000         $26.15
             7/19/01            43,300         $25.65
             7/20/01            70,900         $26.00
             7/23/01            57,800         $25.96
             7/24/01            23,000         $25.92
             7/25/01            41,500         $26.00
             7/26/01            52,300         $26.18
             7/27/01           128,300         $26.16
             7/30/01           128,700         $26.20
             7/31/01            75,400         $26.20
              8/1/01            78,100         $25.98
              8/2/01            52,200         $26.15
              8/3/01            84,500         $26.06
              8/6/01            46,800         $26.00
              8/7/01            81,400         $26.05
              8/8/01            79,900         $26.02
              8/9/01           143,000         $26.10
             8/10/01            48,400         $26.00
             8/13/01            33,200         $26.11
             8/14/01           177,100         $26.08
             8/15/01            87,600         $26.20
             8/16/01            59,300         $25.49
             8/17/01            67,500         $25.50
             8/20/01           144,600         $25.60
             8/21/01            81,300         $25.65
             8/22/01            78,300         $25.49
             8/23/01            53,100         $25.36
             8/24/01            85,200         $25.11
             8/27/01            45,200         $25.10
             8/28/01            38,200         $24.56
             8/29/01            87,800         $24.79
             8/30/01            45,300         $25.00
             8/31/01            21,800         $24.80
              9/4/01            70,800         $24.83
              9/5/01            35,000         $24.99
              9/6/01            70,700         $24.30
              9/7/01            73,600         $23.99
             9/10/01           118,900         $23.40
             9/17/01            99,600         $23.68
             9/18/01           192,800         $22.90
             9/19/01           121,600         $23.05
             9/20/01            65,500         $22.46
             9/21/01            99,600         $22.00
             9/24/01            50,300         $22.60
             9/25/01            92,600         $23.00
             9/26/01            53,400         $22.70
             9/27/01           107,800         $22.62
             9/28/01            94,900         $23.10
             10/1/01            45,000         $23.02
             10/2/01            27,000         $23.00
             10/3/01            28,100         $23.10
             10/4/01            81,000         $23.07
             10/5/01            47,000         $23.15
             10/8/01            34,000         $23.10
             10/9/01            23,100         $22.93
            10/10/01           139,800         $23.10
            10/11/01            55,100         $23.40
            10/12/01            23,000         $23.07
            10/15/01            33,900         $23.05
            10/16/01            24,900         $23.21
            10/17/01            54,400         $22.70
            10/18/01            38,000         $22.85
            10/19/01            27,400         $23.20
            10/22/01            50,300         $23.20
            10/23/01            25,400         $23.40
            10/24/01            21,200         $23.32
            10/25/01            32,800         $23.29
            10/26/01            24,800         $23.40

                        [Additional Appendices Omitted.]



                                      28